                                                                    Exhibit 32.2

                Certification of Principal Accounting Officer (1)
                -------------------------------------------------

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany the  Registrant's  Quarterly  Report on Form 10-Q for the period ended
October 30, 2004:

In connection with the Quarterly  Report of Del Global  Technologies  Corp. (the
"Company")  on Form 10-Q for the period ended October 30, 2004 as filed with the
Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Mark
Koch,  Principal  Accounting  Officer of the  Company,  certify,  pursuant to 18
U.S.C. ss. 1350,  adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002 that to my knowledge:

      (1)   The Report fully complies with the  requirements of Section 13(a) or
            Section  15(d),  as applicable,  of the  Securities  Exchange Act of
            1934, as amended; and

      (2)   The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Mark Koch
                                          -------------------------
                                          Name: Mark Koch
                                          Principal Accounting Officer
                                          Date: December 13, 2004

      (1)   A signed original of this written statement  required by Section 906 has  been  provided  to Del  Global  Technologies  Corp  and will be retained  by Del Global  Technologies  Corp.  and  furnished  to the
            Securities and Exchange Commission or its staff upon request.

            The foregoing certification is being furnished solely pursuant to 18
            U.S.C.  Section 1350 and is not being filed as part of the Report or as a separate disclosure document.